LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


COLLECTION PERIOD:                  MAY 1-31, 2004                                 PAYMENT DATE:   JUN 15 2004
DETERMINATION DATE:                 JUN 09 2004                                    REPORT BRANCH:  2041

--------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                                          TOTAL          CLASS A-1        CLASS A-2    OVERCOLLATERALIZATION
--------------------------------------------------------------------------------------------------------------------------
Class Percentages                                         100.00%            68.64%          30.36%           1.00%
Original Pool Balance                             303,030,302.06    208,000,000.00   92,000,000.00    3,030,302.06
Note Balance Total                                300,000,000.00    208,000,000.00   92,000,000.00
Number of Contracts                                       16,418
Class Pass Through Rates                                                   1.5030%         2.8410%
Servicing Fee Rate                                      1.75000%
Indenture Trustee Fee                                   0.00350%
Custodian Fee                                           0.02000%
Backup Servicer Fee                                     0.02150%
Insurance Premium Fee                                   0.35000%
Class C Certificate Rate                                6.00000%

Initial Weighted Average APR                           10.07510%
Initial Weighted Average Monthly
     Dealer Participation Fee Rate                      0.00000%
Initial Weighted Average Adjusted APR (net of Monthly
      Dealer Participation) of Remaining Portfolio     10.07510%
Initial Weighted Average Remaining Term                    64.74
Initial Weighted Average Original Term                     68.01


--------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
     BALANCES                                         TOTAL          CLASS A-1        CLASS A-2
--------------------------------------------------------------------------------------------------------------------------

BOP:
Total Pool Balance                                285,750,358.34    190,720,056.26   92,000,000.00    3,030,302.06
Total Note Balance                                279,714,131.58    187,714,131.58   92,000,000.00
EOP:
Number of Current Month Closed Contracts                     318
Number of Reopened Loans                                       0
Number of Contracts - EOP                                 15,533
Total Pool Balance  -  EOP                        276,418,996.70    181,388,694.62   92,000,000.00    3,030,302.06
Total Note Balance - EOP                          269,159,124.56    177,159,124.56   92,000,000.00

Class Collateral Pool Factors                         0.89719708        0.85172656      1.00000000

Weighted Average APR of Remaining Portfolio             10.04994%
Weighted Average Monthly Dealer Participation Fee Rate   0.00000%
Weighted Average Adjusted APR (net of Monthly
     Dealer Participation) of Remaining Portfolio       10.04994%
Weighted Average Remaining Term                            62.39
Weighted Average Original Term                             68.14

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

--------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                             CONTRACTS
--------------------------------------------------------------------------------------------------------------------------
     Monthly Payments:              Principal                                         4,053,981.74
                                    Interest                                          2,239,557.57
     Early Payoffs:                 Principal Collected                               5,022,224.91
                                    Early Payoff Excess Servicing Compensation              169.03
                                    Early Payoff Principal Net of Rule of 78s Adj.    5,022,055.88             296
                                    Interest                                             43,296.63
     Liquidated Receivable:         Principal Collected                                  84,499.12
                                    Liquidated Receivable Excess Servicing Compensation       0.00
                                    Liquidated Receivable Principal Net of Rule of 78s
                                    Adj.                                                 84,499.12              21
                                    Interest                                                 39.06
     Purchase Amount:               Principal                                            30,910.45               1
                                    Interest                                              1,760.74
                                                 Total Principal                      9,191,447.19
                                                 Total Interest                       2,284,654.00
                                                 Total Principal and Interest        11,476,101.19
     Recoveries                                                                          61,200.01
     Excess Servicing Compensation                                                          169.03
     Late Fees & Miscellaneous Fees                                                      36,842.78
     Collection Account Customer Cash                                                11,574,313.01
     ADDITIONAL COLLECTION ACCOUNT CASH:
     Collection Account Investment Income                                                 6,979.78
     Available Funds                                                                 11,581,292.79

--------------------------------------------------------------------------------------------------------------------------
                                                                                   DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION                                                                           AMOUNT         DEFICIENCY CLAIM
--------------------------------------------------------------------------------------------------------------------------
                                                                                     11,581,292.79
Monthly Dealer Participation Fee                                              0.00   11,581,292.79            0.00
Prior Unpaid Dealer Participation Fee                                         0.00   11,581,292.79
Servicing Fees:                     Current Month Servicing Fee         416,719.27
                                    Prior Period Unpaid Servicing Fee         0.00
                                    Late Fees & Miscellaneous Fees       36,842.78
                                    Excess Servicing Compensation           169.03
                                                 Total Servicing Fees:  453,731.08   11,127,561.71            0.00
Indenture Trustee Fee                                                       815.83   11,126,745.88            0.00
Custodian Fee                                                             4,762.51   11,121,983.37            0.00
Backup Servicer Fee                                                       5,119.69   11,116,863.68            0.00
Prior Unpaid Indenture Trustee Fee                                            0.00   11,116,863.68            0.00
Prior Unpaid Custodian Fee                                                    0.00   11,116,863.68            0.00
Prior Unpaid Backup Servicer Fee                                              0.00   11,116,863.68            0.00

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

--------------------------------------------------------------------------------------------------------------------------
                                                                                   DISTRIBUTION       SHORTFALL / DRAW
DISTRIBUTION CONTINUED                                                                 AMOUNT         DEFICIENCY CLAIM
--------------------------------------------------------------------------------------------------------------------------
     Class A-1 Note Interest:         Current Month                     235,111.95   10,881,751.73            0.00
                                      Prior Carryover Shortfall               0.00   10,881,751.73
     Class A-2 Note Interest:         Current Month                     217,810.00   10,663,941.73            0.00
                                      Prior Carryover Shortfall               0.00   10,663,941.73
     Principal Payment Amount:        Current Month                   3,295,134.88    7,368,806.85            0.00
                                      Prior Carryover Shortfall               0.00    7,368,806.85
     Certificate Insurer:             Reimbursement Obligations               0.00    7,368,806.85            0.00
                                      Premium                            78,510.86    7,290,295.99            0.00
     Class C Interest Payment Amount  Current Month                      34,090.91    7,256,205.08            0.00
                                      Prior Carryover Shortfall               0.00    7,256,205.08            0.00
     Supplemental Enhancement Accoun  Reimbursement                           0.00    7,256,205.08            0.00
     Expenses:                        Trust Collateral Agent                  0.00    7,256,205.08            0.00
                                      Indenture Trustee                       0.00    7,256,205.08            0.00
                                      Backup Servicer                         0.00    7,256,205.08            0.00
                                      Custodian                               0.00    7,256,205.08            0.00
     Distribution to (from) the Spread Account                        7,256,205.08            0.00
     Distribution (from) the Supplemental Enhancement Account                 0.00            0.00

--------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES AND CRAM DOWN LOSS
--------------------------------------------------------------------------------------------------------------------------
                                                                                   Cumulative Cram Down Loss
Liquidated Receivables and Cram Down Loss:                                         Balance         Units
     BOP Liquidated Receivable Principal Balance      224,413.57                              0.00            0.00
     Cram Down Loss                                         0.00                              0.00            0.00
     Liquidation Principal Proceeds                    84,499.12
     Principal Loss                                   139,914.45
     Prior Month Cumulative Principal Loss LTD         55,888.07
     Cumulative Principal Loss LTD                    195,802.52                              0.00            0.00


--------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
--------------------------------------------------------------------------------------------------------------------------
                                                                     % OF TOTAL POOL
DELINQUENCY STATUS:                 # OF CONTRACTS   AMOUNT               BALANCE
     Current                              13,227  239,733,684.18            86.73%
     1-29 Days                             2,163   35,007,573.18            12.66%
     30-59 Days                              117    1,309,113.13             0.47%
     60-89 Days                               19      269,897.66             0.10%
     90-119 Days                               7       98,728.55             0.04%
     120 Days or More                          0               -             0.00%
                              Total       15,533  276,418,996.70           100.00%

--------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------------------------------------------------

Trigger Analysis:
(SEE PAGE 6 OF 6 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                     Trigger          Trigger      Event of Default   Event of
                                    Current Month   Threshold          Event          Threshold        Default

Average Delinquency Ratio               0.27299%      6.00%             NO              8.00%            NO
Cumulative Default Rate                    0.11%      2.02%             NO              2.31%            NO
Cumulative Loss Rate                       0.04%      1.01%             NO              1.27%            NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

--------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------------------------------------------------
REPOSSESSION STATISTICS:
                                    CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                    # OF CONTRACTS      AMOUNT *                                    # OF CONTRACTS   AMOUNT *
Prior Month Inventory                          8      131,359.20             Prior Month Inventory               0       0.00
Repurchased                                    0            0.00                       Repurchased               0       0.00
Adjusted Prior Month Inventory                 8      131,359.20    Adjusted Prior Month Inventory               0       0.00
Current Month Repos                           16      301,656.15               Current Month Repos               8 123,227.76
Repos Actually Liquidated                      6       96,599.39      Repos from Trust Liquidation               0       0.00
Repos Liquidated at 60+ or 150+                0            0.00         Repos Actually Liquidated               7 102,051.68
Dealer Payoff                                  0            0.00                     Dealer Payoff               0       0.00
Redeemed / Cured                               1       11,045.15                  Redeemed / Cured               0       0.00
Purchased Repos                                0            0.00                   Purchased Repos               0       0.00
Current Month Inventory                       17      325,370.81           Current Month Inventory               1  21,176.08

                                    * The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE AND CRAM DOWN LOSS STATISTICS:
                                    # OF CONTRACTS        AMOUNT
Current Month Balance                         21      224,413.57
Cumulative Balance                            33      388,080.06
Current Month Proceeds                                 84,538.18
Cumulative Proceeds                                   192,867.42
Current Month Recoveries                               61,200.01
Cumulative Recoveries                                  64,963.44

                                                 RECEIVABLES LIQUIDATED AT 150 OR MORE
                                                 DAYS DELINQUENT, 60 OR MORE DAYS PAST
                                                 THE DATE AVAILABLE FOR SALE AND BY               CUMULATIVE RECEIVABLES
                                                 ELECTION:                                        LIQUIDATED AT 150+ AND 60+:
                                                         Balance             Units                         Balance      Units
Prior Month                                             8,565.06                 1                            0.00          0
Current Trust Liquidation Balance                           0.00                 0                            0.00          0
Current Monthly Principal Payments                          0.00
Cram Down Loss                                              0.00
Reopened Loan Due to NSF                                    0.00                 0
Current Repurchases                                         0.00                 0
Current Recovery Sale Proceeds                         (8,565.06)               -1
Deficiency Balance of Sold Vehicles                         0.00
EOP                                                         0.00                 0                            0.00          0

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A

-------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
--------------------------------------------------------------------------------------------------------------------------

     SPREAD ACCOUNT RECONCILIATION
                                                                                   REQUISITE AMOUNT:  4,545,454.53
Total Deposit                                                         4,545,454.53
BOP Balance                                                           4,545,454.53
Remaining Distribution Amount                                         7,256,205.08
Investment Income                                                         3,667.06
Current Month Draw                                                            0.00
EOP Balance Prior to Distribution                                    11,805,326.67

Spread Account Release Amount                                         7,259,872.14

EOP Balance                                                           4,545,454.53

     Class A Principal Payment Amount                                 7,259,872.14
     Class C Supplemental Interest and Carryover Shortfall                    0.00
     Class R Certificateholder Distribution                                   0.00

     CLASS C SUPPLEMENTAL ENHANCEMENT ACCOUNT

Total Deposit                                                         6,818,181.80
BOP Balance                                                           6,818,181.80
Supplemental Enhancement Account Deposit                                      0.00
Current Month Draw                                                            0.00
Supplemental Enhancement Account Investment Earnings                      5,500.56
Supplemental Enhancement Account Investment Earnings Amount to
     Class C Certificateholder                                           (5,500.56)
Class C Supplemental Enhancement Amount Before Release                6,818,181.80

Supplemental Enhancement Account Release Amount                               0.00

EOP Balance                                                           6,818,181.80

Overcollateralization Amount                                          7,259,872.14

Current Month Total Enhancement Amount                               18,623,508.47           6.74%

Required Total Enhancement Amount                                    27,641,899.67          10.00%

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2004-A


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

----------------------------------------------------------------------------------------------------------------------------
            CUMULATIVE LOSS:                                          CUMULATIVE GROSS DEFAULT:
----------------------------------------------------------------------------------------------------------------------------
              UP TO MONTH             TRIGGER EVENT  EVENT OF DEFAULT   UP TO MONTH     TRIGGER EVENT       EVENT OF DEFAULT
                    3                    1.01%            1.27%               3              2.02%             2.31%
                    6                    2.02%            2.33%               6              4.03%             4.23%
                    9                    2.52%            2.96%               9              4.79%             5.39%
                   12                    4.03%            4.23%              12              7.57%             7.69%
                   15                    4.58%            4.81%              15              8.71%             8.75%
                   18                    5.50%            5.77%              18             11.00%            10.49%
                   21                    6.00%            6.73%              21             11.54%            12.24%
                   24                    6.65%            7.31%              24             12.08%            13.28%
                   27                    7.07%            7.89%              27             12.86%            14.34%
                   30                    7.71%            8.46%              30             14.02%            15.38%
                   33                    8.14%            9.04%              33             14.80%            16.44%
                   36                    8.57%            9.42%              36             15.58%            17.14%
                   39                    8.79%            9.61%              39             15.98%            17.48%
                   42                    9.00%           10.00%              42             16.36%            18.18%
                   45                    9.00%           10.00%              45             16.36%            18.18%
                   48                    9.00%           10.00%              48             16.36%            18.18%
                   51                    9.00%           10.00%              51             16.36%            18.18%
                   54                    9.00%           10.00%              54             16.36%            18.18%
                   57                    9.00%           10.00%              57             16.36%            18.18%
                   60                    9.00%           10.00%              60             16.36%            18.18%
                   63                    9.00%           10.00%              63             16.36%            18.18%
                   66                    9.00%           10.00%              66             16.36%            18.18%
                   69                    9.00%           10.00%              69             16.36%            18.18%
                   72                    9.00%           10.00%              72             16.36%            18.18%

----------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:
-----------------------------------------------------------------------
     Up to Month                      Trigger Event  Event of Default
                                 12          6.00%             8.00%
                                 24          7.00%             9.00%
                                 72          8.00%            10.00%
-----------------------------------------------------------------------

Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of May 31, 2004 and were performed in conformity with the Sale and Servicing Agreement dated March 1, 2004.




/s/ Maureen E. Morley
------------------------------------
Maureen E. Morley
Vice President and Controller